THE ADVISORS' INNER CIRCLE FUND

                       AIG MONEY MARKET FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 8, 2011
                                     TO THE
                     PROSPECTUS AND SAI DATED MARCH 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

THE FOLLOWING PARAGRAPH REPLACES THE THIRD PARAGRAPH UNDER THE "INVESTMENT ADVISER" SECTION ON PAGE 5 OF THE PROSPECTUS:

For its investment advisory services, the Adviser is entitled to an annual fee of 0.25% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive its management fee and further reduce fees in order to ensure that total annual operating expenses do not exceed 0.40% of the Fund's average daily net assets. The Adviser intends to continue its fee reductions until further notice, but may discontinue them at any time. During its most recent fiscal year, the Fund paid 0.035% of its average daily net assets in advisory fees (after fee reductions) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2010.

THE FOLLOWING PARAGRAPH REPLACES THE THIRD PARAGRAPH UNDER THE "ADVISORY AGREEMENT WITH THE TRUST" SECTION ON PAGE 9 OF THE SAI:

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive its management fee and to reduce additional fees and/or reimburse certain expenses of the Fund in order to limit net operating expenses to an annual rate of not more than 0.40% of the average daily net assets of the Fund. The Adviser may discontinue all or part of these voluntary fee reductions or expense limitation reimbursements at any time. For the fiscal years ended October 31, 2008, 2009 and 2010, the Fund paid the Adviser the following advisory fees:

------------------------------------------------------------------------------------------------------------------------------------
    CONTRACTUAL ADVISORY FEES PAID                       FEES WAIVED BY THE ADVISER               TOTAL FEES PAID (AFTER WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
2008             2009           2010                   2008          2009        2010            2008         2009           2010
------------------------------------------------------------------------------------------------------------------------------------
$6,807,692   $11,342,402     $17,762,854            $2,723,039    $9,385,892   $15,276,060    $4,084,653   $1,956,510     $2,486,794
------------------------------------------------------------------------------------------------------------------------------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 AIG-SK-013-0100